Exhibit 99.1

Investor Presentation June 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the “Company”) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Allegiant Travel Company $mm Highly profitable airline 1Q09 31% operating, pre-tax Profitable last 25 quarters (1), including all quarters of 2008 $34 ancillary revenue/pax Lowest costs Adaptable & resilient Low fixed costs Flexible capacity management High growth Very strong balance sheet Negative net debt High liquidity Strong cash generation Revenue Pre-tax Profit Pre-tax Margin Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment (1) 600 500 400 300 200 100 0 2004 2005 2006 2007 2008 YE1Q09 $9 $7 $16 $51 $55 $85 $90 $133 $243 $361 $504 $513 10.1% 5.5% 6.5% 14.1% 11.0% 16.5%

Nationwide Network Published June 30, 2009 schedule: 71 cities, 134 routes, 43 operating aircraft

Exceptional Performance Strong profit growth despite difficult economic environment 1Q09 1Q08 Change EPS $1.37 $0.47 192% Pre-tax margin 31% 11% 20pp Total cost / passenger Fuel cost / passenger $75 $26 $103 $55 ($27) ($29) Scheduled Service: Base air fare $75 $87 ($12) Average fare – ancillary $34 $25 $9 Average fare – total $109 $113 ($4) Load factor 91% 87% 4pp RASM 10.8¢ 10.6¢ 2%

Best Margins Source: Company filings (%) LTM ended 3/31/09 pre-tax margins Industry-leading margins (30) (25) (20) (15) (10) (5) 0 5 10 15 20 ALGT HA LUV JBLU CAL ALK AAI AMR LCC UAL

Best Costs Cost / pax vs. stage length (1) Cost / pax, ex- fuel vs. stage length (1) Cost leader among U.S. carriers (1) Data for LTM ended 3/31/2009, Red lines are the linear regressions of the points for the carriers 300 250 200 150 100 50 0 500 1000 1500 LUV HA AAI LCC ALGT $96 JBLU ALK AMR CAL UAL 200 175 150 125 100 75 50 500 1000 1500 LUV HA AAI ALGT $51 JBLU ALK LCC AMR CAL UAL

Low Cost Drivers Aircraft, efficiency, technology Single fleet type: MD-80, low acquisition costs Simplified, highly efficient product Cost-based scheduling Labor efficiencies – 35 full-time equivalent employees per aircraft Technology leadership – recent acquisition of travel applications of our software operating system Secondary and smaller city airports more efficient with lower costs Low marketing costs Direct distribution – no GDS

Industry Leading RASM (1) Data for LTM ended 3/31/2009 Minimal direct competition Highly adaptable – provide service when we can make money Low network density makes us hard to hit World-class ancillary revenue Demonstrated pricing power Total system RASM (1) Source: Company filings (¢) 11.4 10.7 10.6 10.5 8.0 8.5 9.0 9.5 10.0 10.5 11.0 11.5 12.0 ALGT AAI LUV JBLU

Minimal Direct Competition Head-to-head competition on only six of 134 routes(1) Other airlines appear to see us as an annoyance, not a threat (1) As of June 30, 2009, according to published schedules

Low fixed costs enable very flexible capacity management Highly Adaptable 2008 2007 2009 July 2008 High Fuel Price Avg. daily scheduled flights by month(1) Current aircraft values(2) ($MM) Source: AVITAS, AISI, ASG, and SHE (1) Published capacity schedules (2) 2008 year-end values, except for ALGT MD-80s $34 $40 $43 $3-4 0 10 20 30 40 50 ALGT MD-80 New A319 New A320 New 737 0 20 40 60 80 100 120 140 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Dispersed, Low-Density Network We don’t fly much on any one route Proportion of routes by peak summer 2009 frequency (average = 4.0 / wk) (%) 0 5 10 15 20 25 30 35 2/wk 3/wk 4/wk 5/wk 6/wk 7/wk 8+/wk

Ancillary Revenue Charging extra for the extras Source: Company financials The average exchange rate during 2008 used to convert Ryanair figure nto USD Represents 1Q 2009 ancillary revenue per scheduled passenger for Allegiant and year-ended 2008 ancillary revenue per passenger for Ryanair Ancillary revenue / passenger (1) (2) Third party products Hotels Car rentals Shuttle bus transfers Show tickets Theme park tickets VIP night club access Unbundling the traditional product Convenience fee ($13.50/pax; use of web site) Assigned seat ($5-25/seg.) Priority boarding ($5-7.50/seg.) Checked bag ($15+/bag/seg.) TripFlex ($7.50+/seg.; flexibility) Booking fee ($10/seg.; call center) On-board sales $14.81 $34.14 0 10 20 30 40 ALGT Ryanair

Opportunity Amidst a Challenging Environment Change in mainline ASMs, April + May 2009 Source: April & May 2009 traffic releases Industry-leading margins validate our continued growth 26.4% 1.2% - 2.6% - 2.6% - 5.3% - 7.3% - 7.5% - 7.5% - 8.8% - 11.1% - 15% - 10% - 5% 0% 5% 10% 15% 20% 25% 30% ALGT HA LUV JBLU LCC ALK AMR CAL AAI UAL

Growth 24 new routes started/announced since Jan 1, 2009 Three new routes between existing cities 21 new routes involving five new cities New routes to new cities Connecting existing cities

Allegiant Resilience Unlike business travel, leisure travel can be stimulated by low airfares, hotel & rental car prices – never been a better time to travel for leisure VFR (visiting friends & relatives) component especially resilient We price to get potential customers to invest in transaction High load factors and high ancillary revenues permit low base fares Low base fares generate consumer interest Demand elasticity almost solely with respect to base fares We capacity plan (over long-term) & revenue plan (in short-term) to hit 90%+ load factor goal Leisure customers are flexible, and we fly only when there’s sufficient leisure demand, making 90%+ load factors feasible $34/pax ancillary incents us to have high load factors High load factors also drive down cost/passenger So far, leisure turns out to be the place to be

Las Vegas Is Doing Great for Us Casinos are in trouble, we’re not 90% of traffic on our LAS routes generated in small cities Up to ~40% decline in hotel room prices stimulates travel Sell ~40,000 rooms/month in Las Vegas, one of largest wholesalers Substantial new room supply anticipated LAS ~ 1/3 of our 2009 sched. capacity, down from almost 70% in 2006 1Q09 YoY passenger growth (%) ALGT LAS passengers Total LAS passengers Source: McCarran Airport statistics 7.3 3.5 4.8 21.0 (15.7) (15.2) (11.8) (5.9) (20) (15) (10) (5) 0 5 10 15 20 25 January February March April

Quarter-end unrestricted cash including short-term investments All data based on reported FY08 & 1Q09 Strong Balance Sheet: Liquidity 1Q09 Cash as a % of LTM revenue(1)(2) Source: Company financials Well-positioned for growth 46.1% 29.3% 19.9% 19.7% 18.9% 18.1% 15.4% 12.8% 12.5% 10.8% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% ALGT ALK HA LUV JBLU CAL AAI UAL AMR LCC (1) (2)

All data based on reported FY2008 & 1Q09 Quarter-end adjusted debt equals total debt plus LTM aircraft rent capitalized at 7.0x; Adjusted net debt equals adjusted debt less unrestricted cash and short-term investments End of the period data; includes aircraft on capital leases and owned aircraft on lease to third parties ALGT debt, cash & aircraft growth 1Q09 adjusted net debt/LTM revenues(1)(2) Source: Company financials Aircraft growth from internal resources Total Debt Cash & Short-Term Investments Owned Aircraft 22 28 41 42 ($MM) Strong Balance Sheet: Leverage (3) 73 72 65 59 136 171 175 236 0 50 100 150 200 250 2006 2007 2008 1Q09 - 32% 24% 43% 48% 52% 57% 68% 69% 92% 101% - 40% - 20% 0% 20% 40% 60% 80% 100% 120% ALGT LUV UAL AMR ALK HA LCC CAL AAI JBLU (1) (2) (3)

Summary No international exposure No premium travel exposure No pension issues No fuel hedge overhang No liquidity issues Minimal debt, minimal capex Creating shareholder value Atypical US carrier Sustained profitability Highly adaptable business model High growth Strong balance sheet Experienced management team Atypically superior results

Appendix

We Love Southern California A dozen routes from existing small cities to SoCal, plus Bentonville, Arkansas SoCal leisure traffic has two legs: Huge vacation destination (Hollywood, Disney, beaches, etc.) Huge VFR - 2nd largest MSA in the country, after NYC Phoenix works very well, we see SoCal as a bigger Phoenix – including excellent long term expansion potential Why LA International (LAX) rather than a secondary airport? Burbank, Orange County, Long Beach full/operational issues Ontario, San Bernardino, Riverside, etc. too peripheral (and Ontario is fairly expensive) Southern California base started in May

Cost per Passenger for LTM Ended 3/31/09 $97 $123 $106 (1) $63 $90 $61 $66 Aircraft Total MD-80: reasonable cost aircraft Source: Company filings Ownership includes Depreciation and Amortization plus Aircraft Rent $158 $45 $44 $42 $58 $6 $12 $9 $16 $10 $9 $6 $18 $20 $39 $32 $7 $10 $2 $3 $1 $23 $20 $17 $35 ALGT AAI LUV JBLU Fuel Ownership Maintenance Gross Interest Labor Other (1)

2008 Low Costs Despite Low Aircraft Utilization Low ALGT aircraft utilization All data based on reported FY2008 mainline metrics, except Delta which is included in the legacy average and is based on 4Q08, the first quarter after its merger with Northwest for which mainline data is available Includes AMR, CAL, DAL, LCC, UAL CASM ex-fuel (1) (¢) (2) Daily Utilization (hrs) 2007 Fuel CASM Source: Company filings 13.4 11.0 10.2 10.1 10.1 11.3 9.5 9.1 8.2 8.2 8.4 6.0 6.6 5.9 4.9 7.8 6.0 6.4 5.5 4.3 0 4 8 12 16 Legacy Avg. AAI LUV JBLU ALGT 6.7 6.7 6.1 7.5 6.9 6.4 6.9 5.0 6.2 0 2 4 6 8 10 2006 2007 2008 1Q08 1Q09 2Q08 2Q09E 3Q08 3Q09E (1) (2)

Substantial frequency variation even within a month Focus Flying On Days We Can Make Money Daily scheduled flights 160 140 120 100 80 60 40 20 0 Mon Tue Wed Thu Fri Sat Sun Week of 12/1/08 Week of 12/29/08 140 120 100 80 60 40 20 0 Avg Daily Sched Flights +45% Week of 12/1/08 Week of 12/29/08

Same Store Growth Significantly Lower Than Nominal True same-store departure growth for a given month excludes: Routes flown in 2009 but not 2008 or vice versa Routes flown for a partial month in one or more of 2008 or 2009 Highest true same-store scheduled growth month for 2009 is behind us Nominal scheduled growth figures arguably misleading 80% 70% 60% 50% 40% 30% 20% 10% 0% Apr May Jun Jul Aug Sep Oct Nov Dec Easter 2008 peak oil Nominal y/y departure growth True same store y/y departure growth

Control the Customer www.allegiantair.com Leverage direct relationship with customers Maximize e-commerce opportunities Instantly relevant to leisure customers in our small cities Accounts for 87% of sales in 1Q09 Generates email lists for future low-cost communication Significant untapped potential to sell non-Allegiant travel products Advertising Nonstop service to small cities is a big deal – free media Small city media markets inexpensive Email advertising (see above) even cheaper Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds